UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2007

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 22, 2007, the Board of Directors of BlackRock Kelso Capital Corporation (“the Company”), approved an amendment to the Company’s By-Laws (the “Amended and Restated By-Laws”) to better satisfy the listing requirements of the NASDAQ Global Select Market. Specifically, the Amended and Restated By-Laws amends Article I of the By-Laws by adding a new Section 1.8. This amendment states that holders of a majority of the outstanding shares of capital stock entitled to vote at a meeting of the Company’s shareholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the Company’s shareholders. The Amended and Restated By-Laws became effective on June 22, 2007. The foregoing description of the amendment to the Company’s By-Laws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
3.2	Amended and Restated By-Laws of BlackRock Kelso Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL
CORPORATION

Date: June 26, 2007	By:	/s/ Frank D. Gordon
Name: Frank D. Gordon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated By-Laws of BlackRock Kelso Capital Corporation